Exhibit 10.27B

LEASE AMENDMENT  NO. 2

THIS LEASE AMENDMENT NO. 2 (this "Amendment") is made and entered into as of October 20, 2005 (the "Effective Date"), by and between Corporate Center Phase II Limited Pa1inership, a Delaware limited partnership ("Landlord"), and Conexis Benefits Administrators, L.P., a Texas limited partnership ("Tenant"). All terms used herein and not otherwise defined shall have the meanings given to them in the hereinafter recited Lease.

Recitals

A. By lease dated with a lease reference  date of August 2, 2004 made between Landlord and Tenant (the "Original Lease") as amended by Lease Amendment No . 1 dated December 1, 2004, made between Landlord and Tenant (the "First Amendment ") (the Original Lease and the First Amendment being herein together called the "Lease"), the premises therein and herein described as the "Premises" with a street address currently known as 6191 N. State Highway 161, Suites 300 and 400, Irving, Texas 75038 were leased to Tenant upon the terms and subj ect to the conditions contained in the Lease.

B.	Landlord and Tenant have agreed to amend the Lease as set forth below.

Agreement

NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/1 00 Dollars ($10.00) in hand  paid and  for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby acknowledge and agree to the following:

1. Rent. Paragraphs 4(b) and 4(c) in the First Amendment were inserted in error and are hereby deleted in their entirety so that the rent schedules for the First Must-Take Space and the Second Must-Take Space shall remain as set forth on the Reference Pages  attached  to  the Original Lease. The revised rent schedule for the Initial Premises as set forth in Paragraph 4(a) in the First Amendment shall continue in full force and effect.

2. Ratification. Landlord and Tenant hereby ratify and affirm the Lease and agree that the Lease is and shall remain in full force and effect in accordance with all terms contained therein, except as expressly amended hereby.

3. Counterparts. This Amendment may be executed in any number of identical counterpa1is each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment is hereby executed as of the Effective Date.

LANDLORD:

CORPORATE CENTER PHASE IILIMITED

PARTNERSHIP , a Delaware limited partnership

By:Colinas Corporate Center Phase IILLC, a Delaware limited liability company,

its General Partner

By:RREEF Management Company, a Delaware corporation, its agent

By: ___________

Name: Jay Jehle

Title: Vice President

By

Name: Kim Boudreau

Title:District Manager

Dated:_________, 2005

TENANT:

CONEXIS BENEFITS ADMINISTRATORS, L.P.,

a Texas limited partnership

By:CONEXIS, LLC,

a Delaware limited liability company, its General Partner

By

Name: __________________

Title:_________________

Dated:_________, 2005